UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CNB Financial Corp.
______________________________
(Exact Name of Registrant as Specified in its Charter)

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CNB Financial Corp.

Notice of Annual Meeting of Shareholders
&
Proxy Statement

CNB Financial Corp.
33 Waldo Street, P.O. Box 830
Worcester, MA 01613-0830

April 18, 2007

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of shareholders of CNB Financial Corp. (the “Company”). The meeting will be held at Mechanics Hall, 321 Main Street, Worcester, Massachusetts on Thursday, May 17, 2007 at 10:00 a.m.

The enclosed Notice of Annual Meeting and proxy statement describes the formal business to be transacted at the meeting. Please read these materials carefully. The election of four directors will be included for consideration. After the meeting is adjourned, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to your questions. Also enclosed for your review is our Annual Report on Form 10-KSB, which contains detailed information concerning the activities and performance of the Company, including its subsidiary, Commonwealth National Bank, regarding its operations for the year ended December 31, 2006.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card at your earliest convenience or vote by telephone per the instructions contained on your proxy card. If you attend the meeting, you may vote in person even if you have previously voted by proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Cary J. Corkin	/s/ Charles R. Valade
Cary J. Corkin,	Charles R. Valade
Chairman of the Board of Directors	Director, President and
Chief Executive Officer

CNB FINANCIAL CORP.
33 Waldo Street
Worcester, MA 01608
(508) 752-4800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 17, 2007

Notice is hereby given that on Thursday, May 17, 2007, CNB Financial Corp. (the “Company”) will hold its 2007 annual meeting of shareholders at Mechanics Hall, 321 Main Street, Worcester, Massachusetts. The meeting will begin at 10:00 a.m., local time. At the meeting, the shareholders will consider and vote on the following matters:

1.	The election of four directors to serve for terms of three years; and

2.	The transaction of any other business that may properly come before the meeting.

Shareholders of record at the close of business on April 13, 2007 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE PER THE INSTRUCTIONS ON THE PROXY CARD.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christine Trifari
Christine Trifari
Secretary

Worcester, Massachusetts
April 18, 2007

PROXY STATEMENT
OF
CNB FINANCIAL CORP.

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 17, 2007

10:00 a.m.

This proxy statement is furnished to shareholders of CNB Financial Corp. (the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at the Annual Meeting of Shareholders to be held at Mechanics Hall, 321 Main Street, Worcester, Massachusetts on May 17, 2007, and any and all adjournments or postponements thereof (the “2007 Annual Meeting”). The Company is the holding company for Commonwealth National Bank (the “Bank”). This proxy statement, the Notice of Annual Meeting, the enclosed form of proxy and the 2006 Annual Report to shareholders are first being mailed to shareholders on or about April 18, 2007.

Who Can Vote at the Meeting

Only shareholders of record at the close of business on April 13, 2007 (the “Record Date”) are entitled to notice of and to vote at the 2007 Annual Meeting. On the Record Date, there were 2,283,208 shares of the Company’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote.

Voting by Proxy

A shareholder giving a proxy may revoke it at any time before it is voted by delivery of a written notice of revocation or a duly executed proxy bearing a later date to the Board Secretary, CNB Financial Corp., 33 Waldo Street, P.O. Box 830, Worcester, Massachusetts 01613-0830 or by attending the 2007 Annual Meeting and revoking the proxy at such time. Attendance at the 2007 Annual Meeting will not itself revoke a proxy. Shares represented by properly executed proxies will be voted at the 2007 Annual Meeting in accordance with the specifications thereon. Shareholders of record who are present at the 2007 Annual Meeting may vote by ballot.

Each proxy received will be voted as directed. However, if no direction is indicated, the proxy will be voted FOR the election of four directors to serve until the Annual Meeting in the year 2010 or until their respective successors are elected and qualified and on such other matters as may properly come before the 2007 Annual Meeting in such manner as the person(s) named in the proxy shall decide.

The expense of soliciting proxies in favor of the Company’s proposals will be borne by the Company. In addition to solicitation of proxies by mail, proxies may also be solicited by telephone or personal contact by employees and directors of the Company who will not receive additional compensation therefor.

Vote Required

The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock on the Record Date is necessary to constitute a quorum at the 2007 Annual Meeting. Abstentions and broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Brokers have discretionary voting power upon the election of directors. Thus, broker non-votes will not occur with respect to these matters.

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. Abstentions with respect to the election of directors will not be included in determining whether nominees have received the votes of such plurality, and will therefore have no effect upon the outcome of this matter. There is no cumulative voting in the election of directors.

In all other matters the affirmative vote of a majority of the shares voted on the matter is required for approval. The Board knows of no other business to be brought before the 2007 Annual Meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock by telephone. The telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone is 11:59 p.m., Eastern time, on May 16, 2007.

Attending the Meeting

If you were a stockholder as of the close of business on April 13, 2007, you may attend the meeting. However, if you held your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

STOCK OWNERSHIP

The following table provides information as of March 22, 2007 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock

Herbert I. Corkin 445 Grand Bay Drive, Apt. No. 1106 Key Biscayne, FL 33149	148,055(1)	6.48%

Ronald M. Ansin 132 Littleton Road Harvard, MA 01451	145,810	6.39%
_______________________
(1)	Includes 31,250 shares held by Robert Lloyd Corkin Foundation for which Mr. Corkin is a co-trustee and 85,555 shares held by The Entwistle Company of which Mr. Corkin owns more than 10%.

The following table sets forth information as of March 22, 2007 about the shares of Company common stock beneficially owned by each director of the Company, by each executive officer of the Company named in the “Summary Compensation Table” and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shares voting or investing power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned (excluding options and warrants)	Number of Shares That May be Acquired Within 60 Days By Exercising Options and Warrants	Percent of Common Stock (1)

Robert D. Ansin	63,843	─	2.80%
Gerald D. Cohen	17,617(2)	5,000	*
Cary J. Corkin	8,125(3)	─	*
Lawrence J. Glick	11,000(4)	5,000	*
Stephen J. Granger	43,279(5)	5,000	2.11%
George L. Kaplan	104,000(6)	─	4.55%
John P. Lauring	20,000(7)	10,000	1.31%
Harris L. MacNeill	21,962(8)	7,500	1.29%
William M. Mahoney	2,850(9)	11,900	*
Ralph D. Marois	19,875(10)	2,500	*
Henry T. Michie	21,000(11)	10,000	1.35%
Richard J. Noonan	17,500	─	*
Claire A. O’Connor	15,405(12)	─	*
Bryan T. Rich	50,565(13)	10,000	2.64%
J. Robert Seder	6,081	5,000	*
Christine Trifari	2,750	11,900	*
Charles R. Valade	14,350(14)	21,024	1.54%
All directors and executive officers as a group (19 persons)	443,202	124,974	24.85%
(footnotes on following page)

(1)       Based upon 2,283,208 shares of Company common stock outstanding, plus, for each individual or group, the number of shares of Company stock that each individual or group may acquire through the exercise of options or warrants within 60 days.
(2)       Includes 5,565 shares owned by Mr. Cohen’s spouse. Also includes 2,362 shares owned by the pension plan of a corporation of which Mr. Cohen owns more than 10% and 2,125 shares owned by a trust of which his spouse serves as a trustee. Mr. Cohen disclaims beneficial ownership in the shares beneficially owned by the trust.
(3)       Includes 625 shares owned by Mr. Corkin’s spouse.
(4)       Includes 3,000 shares held by Mr. Glick’s spouse and 1,250 held by Mr. Glick’s spouse’s IRA and 500 shares owned by a private corporation of which Mr. Glick owns more than 10%. Mr. Glick disclaims beneficial ownership of the shares beneficially owned by the corporation.
(5)       Includes 6,093 shares owned by his spouse as custodian and 4,375 shares owned by Mr. Granger’s spouse’s IRA. Also includes 10,000 shares held by his spouse and mother-in-law as tenants in common. Mr. Granger disclaims beneficial ownership of the shares beneficially owned by his spouse and mother-in-law.
(6)       Includes 102,500 shares owned by a private corporation of which Mr. Kaplan owns more than 10%. Mr. Kaplan disclaims beneficial ownership of the shares owned by the corporation.
(7)       Includes 10,000 shares jointly owned with his spouse and 10,000 shares owned by a private corporation of which Mr. Lauring owns more than 10%.
(8)       Includes 5,200 shares owned by Mr. MacNeill’s spouse. Mr. MacNeill disclaims beneficial ownership in the shares beneficially owned by his spouse.
(9)       Includes 1,850 shares jointly owned with Mr. Mahoney’s spouse, an aggregate of 500 shares held with two of his children as tenants in common and an aggregate of 500 shares held by his spouse and two of his children as tenants in common.
(10)     Includes 3,000 shares held by Mr. Marois as custodian for two minor children. Mr. Marois disclaims beneficial ownership in the shares he holds as custodian.
(11)     Includes 2,500 shares owned by Mr. Michie’s spouse and 2,500 shares held by his spouse as custodian for their daughter. Mr. Michie disclaims beneficial ownership in the shares beneficially owned by his spouse and in those held by his spouse as custodian for their daughter.
(12)     Shares jointly owned with spouse.
(13)     Includes 40,015 shares jointly owned with his spouse and 3,650 shares held in his spouse’s IRA.
(14)     Includes 5,250 shares held jointly with Mr. Valade’s spouse and 100 shares held by his spouse as custodian for their child. Mr. Valade disclaims beneficial ownership in the shares beneficially held by his spouse as custodian for their minor child.

ITEM 1 - ELECTION OF DIRECTORS

Our Board currently consists of fifteen directors divided into three classes, with each class serving a term of three years. Robert D. Ansin will retire effective at the 2007 Annual Meeting at which point the Board will consist of fourteen directors. The nominees of the Board of Directors for this year are Cary J. Corkin, Steven J. Granger, Claire A. O’Connor and Bryan T. Rich.

Since the Company is trading on the OTC Electronic Bulletin Board, there is no independence requirement for the Company’s directors. However, if the Company were to apply the current listing standards of the Nasdaq Stock Market, each of the directors would be considered independent, except for Charles R. Valade, John P. Lauring and J. Robert Seder. Mr. Valade is not independent because he is an employee of the Company and the Bank. Mr. Lauring is not independent because he is executive officer of a company that received payments from the Bank under a construction contract completed in 2004. Mr. Seder is not independent because of the lease agreement between him and the Bank. See “Transactions with Related Persons.” In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans with and commercial services performed on behalf of the Bank.

Each director nominee currently serves as a director of the Company and as a director of the Bank and, with the exception of Mr. Marois, has served as a director of the Bank since November 2001 and a director of the Company since its formation in December 2005. Mr. Marois became a director of the Bank in September 2002. If any of the nominees become unable to serve, an event which the Board does not expect, the shares represented by proxy may be voted for a substitute nominee to be designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

Information regarding the nominees, the directors continuing in office and executive officers who are not also directors is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years.

Nominees for Election of Directors

The nominees standing for election are:

Cary J. Corkin (55) - Mr. Corkin is Vice President of Government Products at The Entwistle Company, where he has worked since 1974. The Entwistle Company designs and builds equipment for all branches of the armed forces and manufactures commercial products for a wide range of users. Mr. Corkin is a member of the National Contract Management Association and the American Welding Society. He received a B.S. degree in 1974 from the University of Denver. Mr. Corkin’s cousin is married to Director George L. Kaplan.

Stephen J. Granger (54) - Mr. Granger is Vice Chairman of Granger Management Corporation, a holding company for construction/development firms located in Massachusetts. He is also Vice President and Treasurer of the Cortland Corporation, which owns an assisted living facility in northern Worcester County. Mr. Granger is a Trustee of Assumption College and Notre Dame Academy and is also the Chairman of the Board of St. Francis Home in Worcester, Massachusetts. He received a B.S. degree from Boston University in 1974.

Claire A. O’Connor (47) - Ms. O’Connor is a co-owner of O’Connor’s Restaurant & Bar and serves as Treasurer and Clerk of the Harp & Eagle Restaurant Company, Inc. and 1160 West Boylston Street Realty Trust. Ms. O’Connor graduated from Shannon College of Hotel Management in Ireland in 1982. She is a member of the Massachusetts Restaurant Association.

Bryan T. Rich (50) - Mr. Rich has been Vice Chairman and Executive Vice President of Sunbelt Rentals, Inc. since its September 2006 acquisition of NationsRent Companies Inc. (“NationsRent”), where he served as Co-Chairman and Executive Director since 2003. NationsRent is a construction and industrial equipment rental company. Mr. Rich also serves as President of TREC, LLC, a real estate investment company. He is also Chairman of Phantom Equipment Rental Co., and Managing Member of Phoenix Rental Partners. Mr. Rich was the President and Chief Executive Officer of Logan Equipment Corp. for over 15 years prior to its merging with NationsRent in December 1998. He received a B.S. degree from Boston College in 1978.

Directors Continuing in Office

The following directors have terms ending in 2008:

George L. Kaplan (58) - Mr. Kaplan is Vice President of Commercial Sales & Engineering at The Entwistle Company. He is also the President and Director of Alem, Inc. Mr. Kaplan received a B.A. degree from the University of Denver in 1970. Mr. Kaplan is married to Director Cary Corkin’s cousin.

John P. Lauring (52) - Mr. Lauring is Chief Executive Officer of Lauring Construction Co., Inc. Since October 2005, Mr. Lauring is also CEO and Director of Tasco Holdings International Inc. (OTCBB:THII). He is a member of the Massachusetts Bar and a director of Associated General Contractors of Massachusetts. Mr. Lauring received a B.S. degree from Tufts University in 1976 and earned a J.D. degree in 1984 from Western New England College of Law.

Harris L. MacNeill (50) - Mr. MacNeill is the President and Chief Executive Officer of MacNeill Engineering Worldwide, a manufacturer of sports shoe hardware with operations in the United States, Europe, and the Pacific Rim. He received his B.S. degree from Northeastern University in 1979.

Henry T. Michie (53) - Since 2002, Mr. Michie has served as the Treasurer of Image Mail Management, Inc., a mail and fulfillment company. He is the Treasurer of Mercantile Image Press, Inc., which was formed from the 1998 merger of Instant Image Press, which Mr. Michie helped found in 1980, and Mercantile Press. He received a B.S. degree from Babson College in 1976. Mr. Michie is a Trustee of Bancroft School and President of the Trustees of Rural Cemetery.

J. Robert Seder (67) - Mr. Seder is a Senior Partner with the law firm of Seder & Chandler in Worcester. A graduate of Brown University and the New York University School of Law, he was admitted to the Massachusetts Bar in 1964. Mr. Seder is a member of the Bars of the State of New York and the State of Florida and is a fellow of the American College of Bankruptcy. He is a President and a Director of each of: the Jewish Health Care Center, Inc., JHC Assisted Living Corp., and Jewish Home Hospice, Inc., as well as a Director of the Worcester Regional Research Bureau. Mr. Seder is the uncle of Director Lawrence J. Glick.

The following directors have terms expiring in 2009:

Gerald D. Cohen (53) - Mr. Cohen is involved in real estate development and management as Treasurer of CGI Management, Inc., President of S.F. Properties, Inc. and Manager of SF Properties, LLC. He is a licensed real estate broker in Massachusetts. Mr. Cohen received a B.A. degree from Brown University in 1975 and an MBA degree from Northwestern University in 1979.

Lawrence J. Glick (48) - Mr. Glick is Vice President of Bancroft Motors, Inc., Edward Buick-GMC, Inc. and Bancroft Leasing Corporation, where he is responsible for sales and service of new and pre-owned vehicles. Mr. Glick also served as President of H. Glick & Sons, Inc., a Worcester-based company doing business as Bancroft Tire Center. Mr. Glick resigned from H. Glick & Sons, Inc. in March 2005. In December 2005, H. Glick & Sons, Inc. filed a bankruptcy petition under Chapter 7 of the United States Bankruptcy Code. Mr. Glick is a 1980 graduate of Tufts University and received his MBA from Columbia University in 1982. Mr. Glick is a Director of the Worcester Business Development Corporation and the Massachusetts State Automobile Dealers Association. Mr. Glick is the nephew of Director J. Robert Seder.

Ralph D. Marois (41) - Mr. Marois is Vice President of Marois Brothers, Inc., a land excavation contracting firm. He is Director and Treasurer of the Auburn Chamber of Commerce. He received a B.S. degree from Assumption College in 1987.

Richard J. Noonan, C.P.A. (78) - Mr. Noonan serves as Treasurer and a Director of Parker Metal Corporation and its wholly-owned subsidiary Parker International Products, a Worcester based manufacturer and distributor. Previously, Mr. Noonan completed a long career as a certified public accountant. He retired in 1990 from a management position as partner in a major national accounting firm. Mr. Noonan also serves as a director for various private, for profit companies.

Charles R. Valade (55) - Mr. Valade has served as President and Chief Executive Officer of the Company since its formation in December 2005 and as President and Chief Executive Officer of the Bank since its founding in 2001. Mr. Valade was hired as the Senior Loan Officer at First Massachusetts Bank, N.A. in 1996. He left First Massachusetts Bank in December 2000 to assist its organizers in forming Commonwealth National Bank. Previously, Mr. Valade was a Vice President and Team Leader at Bank of Boston from 1994 to 1996 and held various positions in the lending area for Mechanics Bank from 1974 until their acquisition by Bank of Boston in 1994. He is Director & Treasurer of Dismas House and a Director of The Worcester Club, Worcester Business Development Corporation, Worcester Housing Development Corporation, and Worcester Regional Research Bureau. He is also a Community Trustee of the United Way of Central Massachusetts and a Trustee and member of the Investment Committee for the Greater Worcester Community Foundation. Mr. Valade received a B.S. degree from Nichols College in 1974.

Non-Director Executive Officers

Martha A. Dean (45) - Ms. Dean joined Commonwealth National Bank in September 2001 to assist its organizers and currently serves as a Senior Vice President and the Chief Operations Officer. Ms. Dean is not an officer of the Company. She previously worked for Flagship Bank & Trust Company from 1988 to September 2001 where she was Vice President, Operations Manager. From 1982 to 1988, Ms. Dean was a loan-servicing supervisor at Guaranty Bank. Ms. Dean is a graduate of Worcester State College.

William M. Mahoney (56) - Mr. Mahoney has served as Chief Financial Officer and Treasurer of the Company since its formation in December 2005. He joined Commonwealth National Bank in December 2000 to assist its organizers where he is a Senior Vice President and the Chief Financial Officer. Previously he held a financial management position at BankBoston Financial Corp., which he joined in 1994. He was the Chief Financial Officer of Mechanics Bank in Worcester from 1981 until their acquisition by Bank of Boston in 1994. He is a graduate of Providence College and the Stonier Graduate School of Banking and received an MBA from the University of Connecticut.

Christine Trifari (51) - Ms. Trifari has served as the Corporate Secretary of the Company since its formation in December 2005. She joined Commonwealth National Bank in December 2000 to assist its organizers where she is a Senior Vice President and the Chief Credit Officer. Previously she joined First Massachusetts Company in 1996 as its Senior Credit Officer. Ms. Trifari was the Director of Loan Review for Banknorth Group, Inc. from 1990 until her transfer to its affiliate, First Massachusetts Bank, in April 1996. She began her career at BayBank Boston in 1982. Ms. Trifari received a B.A. degree from Providence College and an MBA degree from Babson College. She is a member of the Board of Directors of the Family Health Center of Worcester.

Andrea J. White (41) - Since joining Commonwealth National Bank in June 2001 to assist its organizers, Ms. White has served as a Senior Vice President and the Chief Retail Officer. Ms. White is not an officer of the Company. She joined Flagship Bank & Trust Company in 1993 as Branch Administrator. From 1987 to 1993 she held management positions at Bank of New England and Fleet Bank. Ms. White is a graduate of North Adams State College and received an MBA from Nichols College.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

The Board held nine meetings during the year ended December 31, 2006. All of the Company’s directors, except Directors Ansin and Rich attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director served during 2006.

Attendance at the Annual Meeting

The Board of Directors encourages each director to attend annual meetings of stockholders. All directors attended the 2006 annual meeting of stockholders.

Committees of the Board of Directors of CNB Financial Corp.

The following table identifies our standing committees and their members as of December 31, 2006.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee

Robert D. Ansin		X
Gerald D. Cohen			X*	X
Cary J. Corkin			X	X*
Lawrence J. Glick	X	X		X(3)
Stephen J. Granger			X	X
George L. Kaplan	X	X(1)
John P. Lauring				X(3)
Harris L. MacNeill		X*	X(2)
Ralph D. Marois	X		X
Henry T. Michie		X
Richard J. Noonan	X*			X(3)
Claire A. O’Connor		X	X
Bryan T. Rich				X
J. Robert Seder				X
Charles R. Valade				X

Number of Meetings in 2006	5	9	3	8
__________________
*  Denotes Chairperson
(1) Mr. Kaplan began serving a one-year term as a rotating member of the Compensation Committee in May 2006.
(2) Mr. MacNeill began serving a one-year term as a rotating member of the Nominating and Corporate Governance Committee in May 2006.
(3) Messrs. Glick, Lauring and Noonan each began serving a three-month term as rotating members in 2006.

Executive Committee. The Executive Committee discusses matters that require attention between regularly scheduled board meetings and exercises the authority and powers of Board of Directors as permitted by law.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending that the Board select the Director nominees for election at each annual meeting of shareholders or more often, as required. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, periodically reviewing such guidelines and recommending any changes thereto, and overseeing the evaluation of the Board and management. The Committee also recommends to the Board committee assignments on at least an annual basis. All of the members of the Nominating and Corporate Governance Committee are independent in accordance with the listing standards of Nasdaq Stock Market. The Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.commonwealthworcester.com. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Corporate Governance Committee Procedures.”

Audit Committee. The Audit Committee is responsible for selecting the independent public accountants to audit the Company’s annual financial statements and approving any special assignments given to the independent public accountants. The Committee also will review the planned scope of the annual audit, any changes in accounting principles and the effectiveness of the Company’s internal control environment. Additionally, the Committee provides oversight to the Company’s and the Bank’s compliance staff for adherence with regulatory rules and regulations. All of the members of the Audit Committee are independent in accordance with the listing standards of Nasdaq Stock Market. The Board of Directors has designated Richard J. Noonan as an audit committee financial expert under the rules of the Securities and Exchange Commission. Mr. Noonan is independent in accordance with the listing standards of Nasdaq Stock Market applicable to audit committee members. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which can be found on the Company’s website at www.commonwealthworcester.com. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”

Compensation Committee. The Compensation Committee is responsible for evaluating compensation and benefits plans, including stock option plans for employees and, as applicable, directors of the Company and the Bank. Our chief executive officer, in conjunction with senior management, develops recommendations for the Compensation Committee regarding the appropriate range of annual salary increases and stock option awards to employees. Our chief executive officer does not participate in Committee discussions or the review of Committee documents relating to the determination of his compensation. All members of the compensation committee are independent in accordance with the listing standards of Nasdaq Stock Market. The Compensation Committee acts under a written charter, a copy of which can be found on the Company’s website at www.commonwealthworcester.com.

Code of Ethics

The Company has adopted a code of ethics which includes specific requirements for the Chief Executive Officer, Chief Financial Officer and all other employees with financial reporting responsibilities. A copy of the Code of Ethics can be found on the Company’s website at www.commonwealthworcester.com.

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Robert D. Ansin	$2,800	─	$2,800
Gerald D. Cohen	7,800	─	7,800
Cary J. Corkin	8,200	─	8,200
Lawrence Glick	5,400	─	5,400
Stephen J. Granger	8,400	─	8,400
George L. Kaplan	4,800	─	4,800
John P. Lauring	4,200	─	4,200
Harris L. MacNeill	4,400	─	4,400
Ralph D. Marois	4,400	─	4,400
Henry Michie	4,600	─	4,600
Richard J. Noonan	4,800	─	4,800
Claire O’Connor	4,600	─	4,600
Bryan T. Rich	5,400	─	5,400
J. Robert Seder	7,800	─	7,800
_________________________
(1)
As of December 31, 2006, Directors Cohen, Glick, Granger, Lauring, MacNeill, Marois, Michie, Rich and Seder held 5,000, 5,000, 5,000, 10,000, 7,500, 2,500, 10,000, 10,000 and 5,000 warrants, respectively, to purchase shares of common stock, all of which were issued in connection with the Bank’s formation in 2001.

Fees for Non-Employee Directors

Our non-employee directors receive $200 for each board and committee meeting attended. Future changes in the Company’s director fee policy will depend on its earnings, capital requirements and financial condition and on other factors that the Board of Directors considers relevant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2006. These officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compen-sation ($)(2)	Total ($)
Charles R. Valade President of Company and President and Chief Executive Officer of Bank	2006	$200,000	$30,500	$25,200	$21,400	$277,100
William M. Mahoney Treasurer of Company and Senior Vice President and Chief Financial Officer of Bank	2006	120,000	14,500	10,100	6,400	151,000
Christine Trifari Secretary of Company and Senior Vice President and Chief Credit Officer of Bank	2006	100,000	14,500	10,100	4,900	129,500
_________________________
(1)
Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R), based upon a fair value of each option of $3.74, $3.21, $3.36, $2.64 and $1.89 for options granted in 2006, 2005, 2004, 2003 and 2002, respectively, using the National Economic Research Associates, Inc. option pricing model.

(2)
Includes the value of premiums paid by the Bank for employee life insurance in excess of $50,000 of coverage, as well as contributions by the Bank to the officers’ 401(k) Plan balances. In addition, for Mr. Valade only, includes the value of automobile allowance and club dues.

Change in Control Severance Agreements

The Bank maintains a change in control severance agreement with Messrs. Valade and Mahoney and Ms. Trifari. Each agreement is for an initial two-year term and renews automatically each month thereafter for a twenty-five month term unless otherwise terminated. Each agreement provides for the payment of certain benefits and compensation if there is a change in control of the Bank or the Company and the executive’s employment is terminated under defined circumstances during the defined protected period (which includes the twenty-four months following the change in control). The benefits and compensation include:

●	a bonus payment for the current year pro-rated for the number of days up to the date of termination;

●
a lump sum payment equal to a multiple of the executive’s annual base salary and bonus (two and one half times in the case of Mr. Valade and one and one half times in the case of Mr. Mahoney and Ms. Trifari);

●	the accelerated vesting of stock options, restricted stock or other stock awards; and

●	a continuation of health and life insurance benefits on the same or similar terms for a specified period (30 months in the case of Mr. Valade and 18 months in the case of Mr. Mahoney and Ms. Trifari).

Each change in control severance agreement also contains a non-competition provision that prohibits the executive from competing with the bank for a specified period following his or her termination (18 months in the case of Mr. Valade and 12 months in the case of Mr. Mahoney and Ms. Trifari).

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2006.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date

Charles R. Valade	─	10,000	$13.00	06/06/16
	1,250	3,750	12.75	04/21/15
	5,000	5,000	13.50	04/15/14
	6,821	2,274	9.00	04/17/13
	11,000	─	10.00	04/18/12

William M. Mahoney	─	5,500	13.00	06/06/16
	600	1,800	12.75	04/21/15
	1,600	1,600	13.50	04/15/14
	2,400	800	9.00	04/17/13
	3,500	─	10.00	04/18/12

Christine Trifari	─	5,500	13.00	06/06/16
	600	1,800	12.75	04/21/15
	1,600	1,600	13.50	04/15/14
	2,400	800	9.00	04/17/13
	3,500	─	10.00	04/18/12
__________________________
(1)   Stock option awards granted pursuant to the Bank’s 2001 Stock Option Plan vest in approximately four equal installments commencing on the first anniversary date of each grant. Options may not be exercised in full or in part prior to the expiration of one year from the date of the grant.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP served as the independent registered public accountants for the Company for the 2006 fiscal year. The Audit Committee has not yet selected an independent registered public accountant for 2007. The Audit Committee is considering KPMG LLP as well as other firms to be the Company’s independent registered public accountant for 2007.

A representative from KPMG LLP is expected to be present at the 2007 Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

Audit Fees

The following table reflects the aggregate fees billed for the last two fiscal years for professional services by KPMG LLP.

	2006	2005
Audit Fees	$105,000	$88,000
Audit-Related Fees	─	─
Tax Fees(1)	19,450	43,700
All Other Fees	─	─
TOTAL	$124,450	$131,700
_______________
(1) Includes fees for tax compliance and other tax related services. The 2005 amount includes $25,000 related to an ownership change analysis in accordance with the provisions of Section 382 of the Internal Revenue Code.

The Audit Committee has not developed pre-approval policies because all engagements of independent registered public accountants for audit or non-audit services must be approved by the Audit Committee.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accountants, KPMG LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee the financial reporting and audit processes.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

The Audit Committee also received written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accountants that firm’s independence. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm that, in its report, expresses an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee

Richard J. Noonan, (Chairman)
Lawrence J. Glick
George L. Kaplan
Ralph D. Marois

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership of the Company’s stock with the Securities and Exchange Commission and to furnish the Company with copies of all Section 16 (a) forms they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2006 except for one late report filed by Director Granger, relating to one transaction.

TRANSACTIONS WITH RELATED PERSONS

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

 The Company does not maintain a comprehensive written policy or procedure for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations and the Bank’s internal policies, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.

At December 31, 2006, certain of the Company’s directors, executive officers, principal shareholders and their related interests had outstanding loans from the Bank. All such transactions were entered into in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and do not involve more than the normal risk of collectability or present other unfavorable features.

The Bank entered into a related-party lease agreement with J. Robert Seder, a Director of the Company for its main branch and administrative facility at 33 Waldo Street, Worcester, Massachusetts. The 15-year lease was entered into on December 1, 2001 for the amount of $152,000 per year for the initial three years of the lease term, increasing by 7% on each third year anniversary. The lease agreement has two separate five-year renewal options. This agreement represents an arms length transaction.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE PROCEDURES

Procedures to be Followed by Shareholders

The Nominating Committee will review and evaluate the qualifications of any director candidates who have been recommended by security holders in compliance with the procedures established by the committee and set forth in its Charter. The Nominating Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Nominating Committee in light of the minimum qualifications and other criteria for established by the committee. Candidates who have been recommended by shareholders are evaluated by the Nominating Committee in the same manner as are other possible candidates.

All shareholder recommendations for director candidates shall be in writing and shall be sent to the Secretary of the Company at CNB Financial Corp., 33 Waldo Street, P.O. Box 830, Worcester, Massachusetts 01613-0830. Such recommendations must be submitted to the Company not less than 120 days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

Such written recommendations shall contain the following information:

(a)           the name and address of record of the securityholder;

(b)
a representation that the securityholder is a record holder of the Company’s securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934 and Office of the Comptroller of the Currency regulations requiring each director of Commonwealth National Bank to own shares of the capital stock of the Company the aggregate par value of which is not less than $1,000;

(c)
the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;

(d)
a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in this Charter;

(e)	a description of all arrangements or understandings between the securityholder and the proposed director candidate;

(f)
the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and the consent of the proposed director candidate to serve as a director if elected at such annual meeting; and

(g)           any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

Recommendations not made in accordance with these procedures shall be deemed void.

Procedures for Identifying and Evaluating Nominees

The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee may solicit recommendations from non-management directors, the Chief

Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. The Nominating and Corporate Governance Committee will also consider for nomination any such director candidates recommended by shareholders in accordance with the policy and procedures set forth above.

Evaluation. The Nominating and Corporate Governance Committee reviews and evaluates the qualifications of any such proposed director candidate, and may conduct inquiries it deems appropriate. The Nominating Committee evaluates all such proposed candidates in the same manner, with no regard to the initial recommendation of such proposed candidate. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below.

Qualifications

The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, as well as any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate whether the nominee meets the following minimum qualifications:

●	high accomplishment in his or her respective field, with superior credentials and recognition;

●	high regard in his or her community and a long-term reputation for the highest ethical and moral standards;

●	sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve; and

●	to the extent a nominee serves or has previously served on other boards, the nominee shall have demonstrated history of actively contributing at board meetings.

Other factors considered by the Nominating Committee include whether the nominee has direct experience in the markets in which the Company operates, whether the nominee is independent from management, and whether the election of the nominee will assist in creating a Board that has a diversity of background and experience.

SHAREHOLDERS COMMUNICATIONS

The Board does not currently have a formal process in place for shareholder communication to the Board. However, it is understood that any communication from a shareholder to the Board received by management or an individual director shall be forwarded to the Board Chairman. The Board believes this approach is reasonable in light of the relatively small number of shareholders of the Company’s common stock at this time.

SHAREHOLDER PROPOSALS AND NOMINATIONS

To submit shareholder proposals for the 2008 Annual Meeting for inclusion in the Company’s proxy statements pursuant to SEC Rule 14a-8 under the Exchange Act, materials must be received by the Secretary of the Company at the Company’s principal offices in Worcester, Massachusetts, no later than December 20, 2007. Such proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be sent to the Secretary of the Company at CNB Financial Corp., 33 Waldo Street, P.O. Box 830, Worcester, Massachusetts 01613-0830. If next year’s annual meeting is held on a date more than 30 calendar days from May 17, 2008, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

ANNUAL REPORT ON FORM 10-KSB

The Company’s 2006 Annual Report to Stockholders, including financial statements, accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

ANNUAL MEETING OF STOCKHOLDERS OF

CNB FINANCIAL CORP.

May 17, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

20400000000000000000 4	051707

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.Election as directors of all nominees listed (unless the "For All Except"
 box is marked and the instructions below are complied with).

            NOMINEES:
[  ]   FOR ALL NOMINEES        O Cary J. Corkin
                O Stephen J. Granger
[   ]  WITHHOLD AUTHORITY            O Claire A. O’Connor
        FOR ALL NOMINEES                    O Bryan T. Rich

[   ]   FOR ALL EXCEPT
(See instructions below)

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposal listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   [   ]

Signature of Stockholder _______________________________ Date: __________________________	Signature of Stockholder _______________________________ Date: __________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY

CNB FINANCIAL CORP.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 17, 2007

10:00 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gerald D. Cohen, Lawrence J. Glick and George L. Kaplan, and each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on May 17, 2007 at 10:00 a.m., local time at Mechanics Hall, 321 Main Street, Worcester, MA 01608 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

CNB FINANCIAL CORP.

May 17, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER

- OR -	ACCOUNT NUMBER

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

20400000000000000000 4	051707

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.Election as directors of all nominees listed (unless the "For All Except"
 box is marked and the instructions below are complied with).

            NOMINEES:
[   ]   FOR ALL NOMINEES                   O Cary J. Corkin
                                                                                    O Stephen J. Granger
[   ]  WITHHOLD AUTHORITY            O Claire A. O’Connor
        FOR ALL NOMINEES                    O Bryan T. Rich

[   ]   FOR ALL EXCEPT
(See instructions below)

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposal listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
[ ]

Signature of Stockholder _______________________________ Date: __________________________		Signature of Stockholder _______________________________ Date: __________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.